                                                                      Exhibit 23


                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in this Annual Report (Form 10-
K) of American Income Partners V-B Limited Partnership of our report dated March 14, 1997, included in the 1996 Annual Report to Partners of American Income Partners V-B Limited Partnership.



                                                               ERNST & YOUNG LLP



Boston, Massachusetts
March 14, 1997


                                     -15-